UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005



                             NO BORDERS, INC. f/k/a

                        AMERICAN EAGLE MANUFACTURING CO.


             (Exact name of Registrant as specified in its charter)
              ----------------------------------------------------
                         Commission file number 00-27323


                 Nevada                                          88-0429812
     (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                          identification no.)


    100 Market Street, Santa Monica,
               California                                           90291
(Address of principal executive offices)                         (Zip code)



                                 (310) 450-3257
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      As previously reported on Form 8-K filed by the Registrant with the Securities and Exchange Commission (the "Commission") on October 27, 2004 (the "Original Filing"), effective October 21, 2004, the Registrant entered into a Share Exchange Agreement with Intercommunity Financing Corp. d/b/a No Borders, a California corporation ("No Borders"); Raul Hinojosa-Ojeda ("Ojeda"); and Robert
M. Rosenfeld ("Rosenfeld," collectively with Ojeda the "No Borders Shareholders") (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, the Registrant acquired one hundred percent of the issued and outstanding common stock of No Borders (the "Shares"). In consideration for the Shares, the Registrant issued 40,000,000 shares of its restricted common stock to the No Borders Shareholders representing approximately 90% of the issued and outstanding shares of the Registrant's common stock after giving effect to the Share Exchange Agreement. The Registrant and the No Borders Shareholders delivered the consideration required under the Share Exchange Agreement on October 28, 2004.

      Bad Toys Holdings, Inc., a Nevada corporation, previously controlled the Registrant, however, after giving effect to the Share Exchange Agreement, Bad Toys Holdings, Inc. owns approximately 7% of the outstanding shares of the Registrant's common stock.

      This Current Report on Form 8-K/A amends the Original Filing to include a copy of the Share Exchange Agreement, dated October 21, 2004, between the Registrant and he Financial Statements of Item 901(a) and 901(b) and hereof filed in the previous Form 8K. The Exhibits and Schedules to the Share Exchange Agreement have been omitted as neither have been completed as of the date of this report. This Current Report on Form 8-K/A also amends the Original Filing to clarify the identity of all of the signatories to the Share Exchange Agreement; and, to report that the parties to the Share Exchange Agreement have delivered the stock certificates as required by the Share Exchange Agreement.

SECTION 3 - SECURITIES AND TRADING MARKETS



ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      The disclosure made in response to Item 2.01 is hereby incorporated herein by reference.

      As described in Item 2.01, pursuant to the Share Exchange Agreement, the Registrant issued 40,000,000 shares of its restricted common stock to the No Borders Shareholders. The Registrant issued shares of its common stock to the No Borders Shareholders in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated under the Securities Act of 1933. The Registrant made no solicitation in connection with the transactions other than communications with the No Borders Shareholders. The Registrant obtained representations from the No Borders Shareholders regarding the No Borders Shareholders' investment intent, experience, sophistication and status as an accredited investor, as defined in Rule 501(a) of the Securities Act of 1933. The common stock will be issued with a restricted securities legend. No underwriting discounts or commissions were paid in conjunction with the issuance of the common stock.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     The disclosure made in response to Item 2.01 is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

      The financial statements required by Item 9.01(a) of Form 8-K are included in this report.





--------------------------------------------------------------------------------
Pollard-Kelley Auditing Services, Inc...........................................
Auditing Services                                3250 West Market St, Suite 307
                                                 Fairlawn, OH 44333 330-864-2265



             Report of Independent Registered Public Accounting Firm


Board of Directors
Intercommunity Financing Corp. dba No Borders
(A Development Stage Company)

We have audited the accompanying balance sheets of Intercommunity Financing Corp. dba No Borders (A Development Stage Company) as of December 31, 2003 and 2002, and the related statements of income, changes in stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company has not generated significant revenues or profits to date. This factor among others may indicate the Company will be unable to continue as a going concern. The Company's continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting standards.

Pollard-Kelley Auditing Services, Inc.

/S/ Pollard-Kelley Auditing Services, Inc.
------------------------------------------
Fairlawn, Ohio
January 20, 2005

--------------------------------------------------------------------------------

INTERCOMMUNITY FINANCING CORP. dba NO BORDERS
(A Development Stage Company)
BALANCE SHEETS
December 31, 2003 and 2002

                        ASSETS

                                                           2003          2002
CURRENT ASSETS                                         ----------     ----------
        Cash                                           $   48,540     $        -

             TOTAL CURRENT ASSETS                          48,540              -

FIXED ASSETS
        Computers                                          10,039              -


                                                           10,039              -

OTHER ASSETS
        Software development costs                         35,650              -
                                                       ==========     ==========

                                                       $   94,229     $        -


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                          2003          2002
                                                       ----------     ----------
CURRENT LIABILITIES
       Notes payable                                   $  380,000     $        -
       Accounts payable                                     5,870              -
       Accrued interest                                     3,030              -
       Stockholder loans                                   32,989              -

                       TOTAL CURRENT LIABILITIES          421,889              -


STOCKHOLDERS' EQUITY
       Common stock, 2,000 shares authorized:
         No par value; 525 shares outstanding at
         December 31, 2003 and 2002                        10,000              -
       Retained deficit accumulated during
         development stage                               (337,660)             -

                                                         (327,660)             -

                                                       ==========     ==========
                                                       $   94,229     $        -




See accompanying notes and accountant's report.

INTERCOMMUNITY FINANCING CORP. dba NO BORDERS
(A Development Stage Company)
STATEMENT OF INCOME
For the years ended December 31, 2003 and 2002, and for the period beginning
    October 25, 2002, (Inception) through December 31, 2003


                                                                      Since
                                       2003            2002          Inception
                                    ---------        --------        ----------
REVENUES                            $       -        $      -        $        -

EXPENSES
  General and administrative          337,660               -           337,660
                                      337,660               -           337,660

OPERATING LOSS                       (337,660)              -          (337,660)

TAX PROVISIONS                              -               -                 -


NET LOSS                            $(337,660)       $      -        $ (337,660)





See accompanying notes and accountant's report.

INTERCOMMUNITY FINANCING CORP. dba NO BORDERS
(A Development Stage Company)
STATEMENT OF SHAREHOLDERS' EQUITY
From October 25, 2002 (Inception) through December 31. 2003


                                                                       Retained Deficit
                                                                        Accumulated
                                                                           During
                                     Common Stock                        Development
                                        Shares           Amount             Stage               Total
                                     ------------     -------------    ----------------      -------------
October 25, 2002
        Initial shares issued               525       $          -      $            -        $          -

        Net loss                              -                  -                   -                   -

December 31, 2002                           525                  -                   -                   -
        Capital contributed                   -             10,000                   -              10,000

        Net loss                              -                  -            (337,660)           (337,660)
                                     ============     =============    ================      =============
December 31, 2003                           525       $     10,000      $     (337,660)       $   (327,660)





See accompanying notes and accountant's report.

INTERCOMMUNITY FINANCING CORP. dba NO BORDERS
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the years ended December 31, 2003 and 2002, and for the period beginning
     October 25, 2002, (Inception) through December 31, 2003


                                                                                                               Since
                                                                      2003                 2002               Inception
                                                                   ----------           ------------        --------------
CASH FLOWS FROM OPERATING ACTIVITIES
        Net loss for the period                                    $ (337,660)          $          -        $     (337,660)
        Adjustments to reconcile net earnings to net
          cash provided (used) by operating activities
          Changes in Current assets and liabilities:
            Increase in Accounts payable                                5,870                      -                 5,870
            Increase in Accrued interest                                3,030                      -                 3,030

        NET CASH USED BY
          OPERATING ACTIVITIES                                       (328,760)                     -              (328,760)

CASH FLOWS FROM INVESTING ACTIVITIES
        Purchase of Computers                                         (10,039)                     -               (10,039)
        Purchase of Software development costs                        (35,650)                     -               (35,650)

        NET CASH USED BY
          INVESTING ACTIVITIES                                        (45,689)                     -               (45,689)

CASH FLOWS FROM FINANCING ACTIVITIES
        Shareholder loan borrowings                                   152,418                      -               152,418
        Shareholder loan payments                                    (119,429)                     -              (119,429)
        Proceeds from Notes payable                                   380,000                      -               380,000
        Capital contributed                                            10,000                      -                10,000

        NET CASH PROVIDED BY
          FINANCING ACTIVITIES                                        422,989                      -               422,989

NET INCREASE IN CASH                                                   48,540                      -                48,540

CASH AT BEGINNING OF PERIOD                                                 -                      -                     -
                                                                   ==========           ============        ==============

CASH AT END OF PERIOD                                              $   48,540           $          -        $       48,540





See accompanying notes and accountant's report.

INTERCOMMUNITY FINANCING CORP. dba NO BORDERS
(A Development Stage Company)
Notes to Financial Statements

December 31. 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

HISTORY

The Company was incorporated on October 25, 2002 as Intercommunity Financing Corp. in California. Beginning in 2003 the Company adopted the dba of No Borders.

DESCRIPTION OF BUSINESS

The Company is presently focused on the delivery of significantly lower cost remittance transfers and long distance telephony services through a unified Stored Value Card platform issued through a network of affiliated agents to individual card-holders in both underserved U.S. migrant-receiving as well as non-U.S. rural migrant-sending communities that need to stay connected.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all short-term debt securities to be cash equivalents.

Cash paid during the years for:
                                        2003                    2002
                                    ------------            ------------
         Interest                   $    -0-                $    -0-
         Income taxes               $    -0-                $    -0-

FIXED ASSETS

Property and equipment are carried at cost. Maintenance, repairs and renewals are expensed as incurred. Depreciation of property and equipment had not begun at December 31, 2003, because the computers were purchased at year end and had not been placed into service by year end. Depreciation will be computed on the straight line basis over its estimated useful life of 3 years.

SOFTWARE DEVELOPMENT COSTS

The Company has expended $35,650 in software development costs through December 31, 2003 for internal use software. The software being developed is to facilitate the unified Stored Value Card platform. The software is entirely proprietary. The Company will amortize these costs over its estimated useful life, which has not been determined at this time, once development is completed. INTERCOMMUNITY FINANCING CORP. dba NO BORDERS
(A Development Stage Company)
Notes to Financial Statements

December 31. 2003 and 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES

The Company accounts for income taxes under the provisions of Statements of Financial Accounting Standards No. 109 "Accounting for Income Taxes", which requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax basis of assets and liabilities using enacted tax rates. The Company has no differences between book and tax accounting. At December 31, 2003 the Company had a net operating loss carry forward of approximately $330,000.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

DEVELOPMENT STAGE

The Company is classified as a development stage entity since it devotes most of its activities to establishing business and its principal activities have not yet commenced.

NOTE 2 - NOTES PAYABLE

During 2003 the Company entered into a series of Notes payable with individuals. The notes are due December 28, 2004, and bear interest at 5% per annum. The Notes' have conversion rights to shares of the Company's common stock. The Notes' co-makers are the two shareholders of the Company.

The holders of all but $5,000 of the notes converted the notes into shares of the Company's common stock in October 2004.

The total due under these note agreements at December 31, 2003 and 2003 was $380,000 and $0 respectively.

INTERCOMMUNITY FINANCING CORP. dba NO BORDERS
(A Development Stage Company)
Notes to Financial Statements

December 31. 2003 and 2002

NOTE 3- RELATED PARTIES

At December 31, 2003 and 2004 the Company owed its two shareholders $32,989 and $0 respectively for monies advanced the Company. The amounts due are non-interest bearing and have no priority in liquidation.

NOTE 4- COMMITMENTS

On December 8, 2003 the Company entered into a consulting agreement with a third party to provide advice and to consult concerning prepaid-bank card programs, international remittance programs, banking products and services. The contract is for 6 months and fixes the hourly and daily rates the Company is to be charged for these services.

NOTE 5 - GOING CONCERN

The Company has not generated significant revenues or profits to date. This factor among others may indicate the Company will be unable to continue as a going concern. The Company's continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 6 - SUBSQUENT EVENTS

On October 21, 2004 a Share Exchange Agreement was entered into between the American Eagle Manufacturing Company and Intercommunity Financing Corp dba No Borders, Inc. The agreement was deemed effective as of September 30, 2004, wherein American Eagle Manufacturing Company agreed to issue 40,000,000 shares of its restricted common stock to the shareholders of the Company in exchange for one hundred percent of the issued and outstanding common stock of the Company. On October 21, 2004 the American Eagle Manufacturing Company changed its name to No Borders, Inc.

(b) Pro forma financial information.

     The pro forma financial information required by Item 9.01(b) of Form 8-K is not applicable and is not included in this report. The statements of income and cashflows for the 9-month period ended Sept. 30, 2004 is included. These statements are unaudited and reviewed.



--------------------------------------------------------------------------------
Pollard-Kelley Auditing Services, Inc..........................................
Auditing Services                                3250 West Market St, Suite 307
                                                 Fairlawn, OH 44333 330-864-2265





               Report of Independent Certified Public Accountants


Board of Directors
No Borders, Inc.
(A Development Stage Company)

We have reviewed the accompanying balance sheets of No Borders, Inc. (a development stage company) as of September 30, 2004 statements of income, and cash flows for the nine-month period ended September 30, 2004. These interim financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board. A review of interim financial statements consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the object of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The Company has not generated significant revenues or profits to date. This factor among others, may indicate the Company will be unable to continue as a going concern. The Company's continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles accepted in the United States of America.

Pollard-Kelley Auditing Services, Inc.

/S/ Pollard-Kelley Auditing Services, Inc.

January 22, 2005
Fairlawn, Ohio



--------------------------------------------------------------------------------

NO BORDERS, INC.
(A Development Stage Company)
C0NSOLIDATED BALANCE SHEETS
September 30, 2004

                                     ASSETS

                                                                         2004
CURRENT ASSETS
        Cash                                                       $          -
        Prepaid expenses                                                 39,598

             TOTAL CURRENT ASSETS                                        39,598



FIXED ASSETS
        Furniture & fixtures                                             61,797
        Leasehold improvements                                            3,150

                                                                         64,947

Other Assets
        Other assets                                                     34,000
        Software development costs                                      485,870
        Investments                                                     452,639

                                                                        972,509


                                                                   $   1,077,054


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                        2004


CURRENT LIABILITIES
       Notes payable                                               $    380,000
       Bank overdrafts                                                   23,728
       Accounts payable                                                     376
       Accrued interest                                                  17,279
       Shareholder loans                                                 32,989

            TOTAL CURRENT LIABILITIES                                   454,372


STOCKHOLDERS' EQUITY
       Common stock                                                      45,932
       Additional contributed capital                                 2,002,222
       Retained deficit                                              (1,425,472)

                                                                        622,682


                                                                   $  1,077,054



See accompanying notes and accountant's report.

NO BORDERS, INC.
(A Development Stage Company)
STATEMENT OF INCOME
For the nine months ended September 30, 2004 and for the period beginning
     October 25, 2002, (Inception) through September 30, 2004



                                                                     Since
                                                 2004               Inception

REVENUES                                     $          -          $          -

EXPENSES
        General and administrative              1,087,812             1,425,472
                                                1,087,812             1,425,472

OPERATING LOSS                                 (1,087,812)           (1,425,472)

TAX PROVISIONS                                          -                     -


NET LOSS                                     $ (1,087,812)         $ (1,425,472)







See accompanying notes and accountant's report.

NO BORDERS, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2004 and for the period beginning
     October 25, 2002, (Inception) through September 30, 2004

                                                                                          Since
                                                                    2004                 Inception
CASH FLOWS FROM OPERATING ACTIVITIES
        Net loss for the period                                 $  (1,087,812)         $  (1,425,472)
        Adjustments to reconcile net earnings to net
          cash provided (used) by operating activities
          Changes in Current assets and liabilities:
            (Increase) in Prepaid expenses                            (39,598)               (39,598)
            (Decrease) Increase in Accounts payable                    (5,494)                   376
            Increase in Accrued interest                               14,249                 17,279

        NET CASH USED BY
          OPERATING ACTIVITIES                                     (1,118,655)            (1,447,415)

CASH FLOWS FROM INVESTING ACTIVITIES
        Purchase of Fixed assets                                      (54,908)               (64,947)
        Increase in Other assets                                      (34,000)               (34,000)
        Purchase of Software development costs                       (450,220)              (485,870)

        NET CASH USED BY
          INVESTING ACTIVITIES                                       (539,128)              (584,817)

CASH FLOWS FROM FINANCING ACTIVITIES
        Shareholder loan borrowings                                         -                152,418
        Shareholder loan payments                                           -               (119,429)
        Proceeds from Notes payable                                         -                380,000
        Capital contributed                                         1,585,515              1,595,515

        NET CASH PROVIDED BY
          FINANCING ACTIVITIES                                      1,585,515              2,008,504

NET INCREASE IN CASH                                                  (72,268)               (23,728)

CASH AT BEGINNING OF PERIOD                                                 -                      -

CASH AT END OF PERIOD                                           $     (72,268)         $     (23,728)





See accompanying notes and accountant's report.

NO BORDERS, INC.
(A Development Stage Company)
Notes to Financial Statements

September 30, 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

HISTORY

The Company was incorporated on October 25, 2002 as Intercommunity Financing Corp. in California. Beginning in 2003 the Company adopted the dba of No Borders. On October 21, 2004 a Share Exchange Agreement was entered into between the American Eagle Manufacturing Company and Intercommunity Financing Corp dba No Borders, Inc. The agreement was deemed effective as of September 30, 2004, wherein American Eagle Manufacturing Company agreed to issue 40,000,000 shares of its restricted common stock to the shareholders of the Company in exchange for one hundred percent of the issued and outstanding common stock of the Company. On October 21, 2004 the American Eagle Manufacturing Company changed its name to No Borders, Inc.

DESCRIPTION OF BUSINESS

The Company is presently focused on the delivery of significantly lower cost remittance transfers and long distance telephony services through a unified Stored Value Card platform issued through a network of affiliated agents to individual card-holders in both underserved U.S. migrant-receiving as well as non-U.S. rural migrant-sending communities that need to stay connected.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all short-term debt securities to be cash equivalents.

Cash paid during the years for:
                                                       2004
         Interest                                    $    -0-
         Income taxes                                $    -0-

FIXED ASSETS

Property and equipment are carried at cost. Maintenance, repairs and renewals are expensed as incurred. Depreciation of property and equipment had not begun at September 30, because the computers were purchased at year end and had not been placed into service by year end. Depreciation will be computed on the straight line basis over its estimated useful life of 3 years.

NO BORDERS, INC.
(A Development Stage Company)
Notes to Financial Statements

September 30, 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SOFTWARE DEVELOPMENT COSTS

The Company has expended $35,650 in software development costs through December 31, 2003 for internal use software. The software being developed is to facilitate the unified Stored Value Card platform. The software is entirely proprietary. The Company will amortize these costs over its estimated useful life, which has not been determined at this time, once development is completed.

INCOME TAXES

The Company accounts for income taxes under the provisions of Statements of Financial Accounting Standards No. 109 "Accounting for Income Taxes", which requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax basis of assets and liabilities using enacted tax rates. The Company has no differences between book and tax accounting. At September 30, 2004 the Company had a net operating loss carry forward of approximately $1,400,000.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

DEVELOPMENT STAGE

The Company is classified as a development stage entity since it devotes most of its activities to establishing business and its principal activities have not yet commenced.

NO BORDERS, INC.
(A Development Stage Company)
Notes to Financial Statements

September 30, 2004

NOTE 2 - NOTES PAYABLE

During 2003 the Company entered into a series of Notes payable with individuals. The notes are due December 28, 2004, and bear interest at 5% per annum. The Notes' have conversion rights to shares of the Company's common stock. The Notes' co-makers are the two shareholders of the Company.

The holders of all but $5,000 of the notes converted the notes into shares of the Company's common stock in October 2004.

The total due under these note agreements at September 30, 2004 was $380,000.

NOTE 3- RELATED PARTIES

At September 30, 2004 the Company owed its two shareholders $32,989 for monies advanced the Company. The amounts due are non-interest bearing and have no priority in liquidation.

NOTE 4- COMMITMENTS

On December 8, 2003 the Company entered into a consulting agreement with a third party to provide advice and to consult concerning prepaid-bank card programs, international remittance programs, banking products and services. The contract is for 6 months and fixes the hourly and daily rates the Company is to be charged for these services.

NOTE 5 - GOING CONCERN

The Company has not generated significant revenues or profits to date. This factor among others may indicate the Company will be unable to continue as a going concern. The Company's continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 6 - CONTINGENCIES

On October 22, 2004, the Company as American Eagle Manufacturing Company, sold substantially all of its assets related to its custom motorcycle manufacturing business to its former parent company, Bad Toys Holdings, Inc. As consideration and payment

NO BORDERS, INC.
(A Development Stage Company)
Notes to Financial Statements

September 30, 2004

NOTE 6 - CONTINGENCIES - CONTINUED

for the assets, the Company, No Borders, Inc. received 1,818,182 shares of the Bad Toys Holdings, Inc. restricted common stock and the Bad Toys Holdings, Inc. assumed all liabilities and obligations of the American Eagle Manufacturing Company outstanding on the date of purchase.

No Borders, Inc. remains primarily liable on these obligations until paid by Bad Toys Holding, Inc.






(c)  Exhibits.

99.1 Share Exchange Agreement by and between American Eagle Manufacturing Company; Intercommunity Financing Corp. d/b/a No Borders; Raul Hinojosa-Ojeda; and Robert M. Rosenfeld dated as of October 21, 2004, was filed previously and is incorporated herein by this reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          No Borders, Inc.
                                          (Registrant)

Date: January 27, 2005                    By:  /s/  Raul Hinojosa
                                          --------------------------
                                          President